UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2024
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 16, 2024, Altria Group, Inc. (“Altria” or the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). There were 1,395,475,191 shares of Altria’s common stock represented in person or by proxy at the Annual Meeting, constituting 81.24% of outstanding shares on March 25, 2024, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:
Proposal 1:    Election of 10 Directors.

Name	For	Against	Abstain	Broker Non-Vote
Ian L.T. Clarke	1,032,358,594	9,099,629	4,975,884	349,041,084
Marjorie M. Connelly	1,025,201,241	16,460,266	4,772,600	349,041,084
R. Matt Davis	1,030,422,188	11,173,267	4,838,652	349,041,084
William F. Gifford, Jr.	1,029,274,695	12,217,601	4,941,811	349,041,084
Debra J. Kelly-Ennis	1,021,981,660	19,779,560	4,672,887	349,041,084
Kathryn B. McQuade	1,017,736,268	23,989,690	4,708,149	349,041,084
George Muñoz	1,002,434,587	39,051,714	4,947,806	349,041,084
Virginia E. Shanks	1,029,751,296	11,748,247	4,934,564	349,041,084
Ellen R. Strahlman	1,032,304,478	9,352,157	4,777,472	349,041,084
M. Max Yzaguirre	1,027,406,806	14,063,899	4,963,402	349,041,084
All nominees were duly elected as directors of Altria.
Proposal 2:    Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024.

For	Against	Abstain
1,340,065,922	49,882,123	5,527,146
The selection of the Independent Registered Public Accounting Firm was ratified.
Proposal 3:    Non-Binding Advisory Vote to Approve the Compensation of Altria’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
986,440,596	50,570,077	9,423,434	349,041,084
The proposal was approved on an advisory basis.
Proposal 4:    Shareholder Proposal - Report on Congruence of Political and Lobbying Expenditures with the Company’s Vision, Responsibility Focus Areas and Cultural Aspiration.

For	Against	Abstain	Broker Non-Vote
98,036,342	934,424,730	13,973,035	349,041,084
The proposal was defeated.
Proposal 5:     Shareholder Proposal - Report Assessing the Benefits to Altria of Extended Producer Responsibility Laws for Spent Tobacco Filters for Tobacco Companies Operating in the U.S. Market.

For	Against	Abstain	Broker Non-Vote
87,793,846	943,680,667	14,959,594	349,041,084
The proposal was defeated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    May 20, 2024

3